EXHIBIT 10.12





                                  STANDARD FORM
                           PURCHASE AND SALE AGREEMENT



                                 This 11th day of December 1995
1. PARTIES                       JAMES  LEONARD, TRUSTEE, C.W.B. REALTY TRUST
   AND MAILING
   ADDRESSES                     hereinafter called the SELLER, agrees to SELL and

   (fill in)                     BOSTON BIOMEDICA, INC.

                                 hereinafter called the BUYER or PURCHASER, agrees to BUY,
                                 upon the terms hereinafter set forth, the following
                                 described premises:

2.  DESCRIPTION                  375 West Street, West Bridgewater, MA recorded in the Plymouth
   (fill in and include          County Registry of Deeds at Book 8406, Page 180 and 80 Manley
    title reference)             Street, West Bridgewater, MA recorded in the Plymouth County
                                 Registry of Deeds at Book 8406 Page 180

3.  BUILDINGS,                   Included in  the sale as a part of said premises are the
    STRUCTURES,                  buildings, structures, and improvements now thereon, and the
    IMPROVEMENTS,                fixtures belonging to the SELLER and used in connection
    FIXTURES                     therewith including, if any, all wall-to-wall carpeting,
                                 drapery rods, automatic garage door openers, venetian
                                 blinds, window shades, screens, screen doors, storm windows and doors, awnings, shutters, furnaces, heaters, heating
                                 equipment, stoves, ranges, oil and gas burners and fixtures appurtenant thereto, hot water heaters, plumbing and bathroom fixtures, garbage disposers, electric and other lighting
                                 fixtures, mantels, outside television antennas, fences,
                                 gates, trees, shrubs, plants, and, refrigerators, air
                                 conditioning equipment, ventilators, dishwashers, washing
                                 machines and dryers; but excluding the inventory equipment, construction materials, and construction equipment at 80
                                 Manley Street, W. Bridgewater, MA.

4.  TITLE DEED                   Said premises are to be conveyed by a good and sufficient
    (fill in)                    quitclaim deed running to the BUYER, or to the nominee
* Include here by specific       designated by the BUYER by written notice to the SELLER at
  reference any restric-         least seven days before the deed is to be delivered as herein
  tions, easements, rights       provided, and said deed shall convey a good and clear record
  and obligations in party       and marketable title thereto, free from encumbrances, except
  walls not included in (b)        (a)  Provisions of existing building and zoning laws;
  leases, municipal and            (b)
  other liens, other encum-        (c)  Such taxes for the then current year as are not due and
  brances, and make pro-                payable on the date of the delivery of such deed:
  vision to protect                (d)  Any liens for municipal betterments assessed after the
  SELLER against BUYER's                date of this agreement;
  breach of SELLER's               (e)  Easements, restrictions and reservations of record, if
  covenants in leases,                  any, so long as the same do not prohibit or materially
  where necessary.                      interfere with the current use of said premises;

5.PLANS                          If said deed refers to a plan necessary to be recorded
                                 therewith the SELLER shall deliver such plan with the deed in form adequate for recording or registration.

6.  REGISTERED
    TITLE

7.  PURCHASE PRICE               The agreed purchase price for said premises is EIGHT HUNDRED
   (fill in); space is          FIFTY THOUSAND
    allowed to write            ($850,000.00)----------------------------- dollars, of which
    out the amounts              $     10.00            have been paid as a deposit this day and
    if desired                   $
                                 $                      are to be paid at the time of delivery
                                                        of the deed in cash, or by certified,
                                 $                      cashier's, treasurer's or bank check(s).

                                 $
                                 $ 849,990.00           TOTAL


COPYRIGHT  1979 1984. 1986. 1987, 1988 [GRAPHIC OMITTED] All rights reserved This form may not be
GREATER BOSTON REAL ESTATE BOARD      [Real Estate Logo] copied or reproduced in whole or in part
                                                      In any  manner  whatsoever without the prior
                                                      express written   consent  of  the Greater
                                                      Boston Real Estate Board.







8.    TIME FOR                   Such deed is to be delivered at 10:00  o'clock AM on the 11th day
      PERFORMANCE;               of December  1995,  at the    offices of Brown Rudnick Freed &
      DELIVERY OF                Gesmer unless otherwise  agreed upon in writing.  It is agreed
      DEED (fill in)             that time is of the essence of this agreement.


9.    POSSESSION AND             Full possession of said premises free of
      CONDITION OF               all tenants and occupants is to be delivered
      PREMISE.                   at the time of the delivery of the deed,
      (attach a list of          said premises to be then (a) in the same
      exceptions, if any)        condition as they now are, reasonable use
                                 and wear thereof excepted, and (b) not in violation of said building and zoning laws, and (c) in compliance with
                                 provisions of any instrument referred to in clause 4 hereof.
                                 The BUYER shall be entitled personally to inspect said
                                 premises prior to the delivery of the deed in order to
                                 determine whether the condition thereof complies with the
                                 terms of this clause. *except Boston Biomedica, Inc., at 375
                                 West Street and CWB Contractors, Inc. at 80 Manley St. West
                                 Bridgewater.

10.   EXTENSION TO               If the SELLER shall be unable to give title or to make conveyance, or to deliver possession
      PERFECT TITLE              of the premises, all as herein stipulated, or if at the time of the delivery of the deed the
      OR MAKE                    premises do not conform with all provisions hereof, then the SELLER shall use reasonable
      PREMISES                   efforts to remove any defect in title, or to deliver possession as provided herein, or to
      CONFORM                    make the said premises conform to the provisions hereof, as the case may be, in which event
      (Change period of          the SELLER shall give written notice thereof to the BUYER at or before the time for
      time if desired).          performance hereunder, and thereupon the time for performance hereof shall be extended for a period of thirty days.

11.   FAILURE TO                 If at the expiration of the extended time the SELLER shall have
      PERFECT TITLE              failed so to remove any defect in title, deliver possession,
      OR MAKE                    or make the premises conform,  as the case may be, all as
      PREMISES                   herein  agreed,  or if at any time during the period of this  agreement or
      CONFORM,ETC.               any  extension,  thereof,  the holder of a mortgage on said premises shall refuse to permit the insurance proceeds, if any, to be used for such purposes, then any payments made under this agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this agreement shall be void without recourse to the parties hereto.

12.   BUYER's                    The BUYER shall have the  election,  at either the original or any
      ELECTION TO                extended  time for  performance,  to accept such title as the
      ACCEPT TITLE               SELLER  can  deliver  to the said  premises  in their  then condition and to pay therefore the purchase price without
                                 deduction, in which case the SELLER shall convey such title, except that in the event of such conveyance in accord with the provisions of this clause, if the said premises shall have been damaged by fire or casualty insured against, then the SELLER shall, unless the
                                 SELLER has previously restored the premises to their former condition, either

                                     (a)  pay over or assign to the BUYER, on delivery of the deed, all amounts recovered or recoverable on account of such
                                          insurance, less any amounts reasonable expended by the
                                          SELLER for any partial restoration, or

                                     (b)  if a holder of a mortgage on said premises shall not
                                          permit the insurance proceeds or a part thereof to be used to restore the said premises to their former condition or
                                          to be so paid over or assigned, give to the BUYER a credit against the purchase price, on delivery of the deed, equal to said amounts so recovered or recoverable and retained
                                          by the holder of the said mortgage less any amounts
                                          reasonably expended by the SELLER for any partial
                                          restoration.

13.   ACCEPTANCE                 The acceptance of a deed by the BUYER or his nominee as the case
      OF DEED                    may be, shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except such as are, by the terms hereof, to be performed after the delivery of said deed.

14.   USE OF                     To enable the SELLER to make conveyance as herein provided, the
      MONEY TO                   SELLER may, at the time of delivery of the deed, use the purchase
      CLEAR TITLE                money or any portion thereof to clear the title of any or all encumbrances or interests, provided that all instruments so procured are recorded simultaneously with the delivery of said deed, or to make such reasonable arrangements with all lienholders of record to clear title.

15.   INSURANCE                  Until the delivery of the deed, the SELLER shall maintain insurance
     *Insert amount              on said premises as follows:
      (list additional               Type of Insurance                           Amount of Coverage
      types of insurance
      and amounts as agreed)      (a) Fire and Extended Coverage      $ as currently insured
                                  (b)

16.   ADJUSTMENTS                Water use charges, and taxes for the then current fiscal year,
      (list operating ex-        shall be apportioned and fuel  value shall be adjusted,
      penses, if any, or         as of the day of  performance of this agreement and the net amount
      attach  schedule)          thereof shall be added to or deducted from, as the case may be, the purchase  price  payable by  the BUYER at the time of
                                 delivery of the deed. Uncollected rents for the current rental period shall be apportioned if and when collected by either party.






17.   ADJUSTMENT                 If the amount of said taxes is not known at the time of the
      OF UNASSESSED              delivery of the deed, they shall be apportioned on the basis of the
      AND                        taxes assessed for the preceding fiscal year, with a
      ABATED TAXES               reapportionment as soon as the new tax rate and valuation can be ascertained; and, if the taxes which are to be apportioned shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be
                                 apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless herein otherwise agreed.

18.  BROKER's FEE                THE PARTIES REPRESENT THAT NO BROKERAGE COMMISSION IS DUE UNDER THIS AGREEMENT.
     (fill in fee with
     dollar amount or
     percentage; also
     name of Brokerage
     firm(s))

19.  BROKER(S) WARRANTY
     (fill in name)

20.  DEPOSIT                     All deposits made hereunder shall be held in escrow by JAMES M.
     (fill in name)              BURKE, ESQUIRE as escrow agent subject to the terms of this agreement and shall be duly accounted for at the time for
                                 performance of this agreement.

21.   BUYER's                    If the BUYER shall fail to fulfill the BUYER's agreements herein,
      DEFAULT;                   all deposits made hereunder by the BUYER shall be retained by the
      DAMAGES                    SELLER as liquidated damages and shall be the SELLER's sole and exclusive remedy at law and in equity.

22.   RELEASE BY
      HUSBAND OR
      WIFE


23.   BROKER AS
      PARTY

24.   LIABILITY  OF              If the SELLER or BUYER executes this agreement in a representative
      TRUSTEE,                   or fiduciary capacity, only the principal or estate represented
      SHAREHOLDER,               shall be bound, and neither the SELLER or BUYER so executing, nor
      BENEFICIARY,  etc.         any shareholder or beneficiary of any trust, shall be personally liable for any obligation, express or implied, hereunder.

25.   WARRANTIES AND             The BUYER acknowledges that the BUYER has not been influenced to
      REPRESENTATIONS            enter into this transaction nor has he relied upon any warranties
      (fill in); if none,        or representations not set forth or incorporated in this agreement
      state "none"; if           or previously made in writing except for the following additional
      any listed, indicate       warranties and representations, if any, made by either the SELLER
      by whom each war-          or the Broker(s): NONE.
      ranty or represen-
      tation was made

26.   MORTGAGE
      CONTINGENCY
      CLAUSE
      (omit if not
      provided for
      in Offer to
      Purchase)






27.   CONSTRUCTION               The instrument, executed in multiple counterparts, is to be
      OF AGREEMENT               construed as a Massachusetts contract, is to take effect as a sealed instrument, sets forth the entire contract between the parties, is binding upon and enures to the benefit of the parties hereto and their respective heirs, devisees, executors,
                                 administrators, successors and assigns, and may be cancelled, modified or amended only by a written instrument executed by both the SELLER and the BUYER. If two or more persons are named herein as BUYER their obligations hereunder shall be joint and several.
                                 The captions and marginal notes are used only as a mater of convenience and are not to be considered a part of this agreement or to be used in determining the intent of the parties to it.

28.   LEAD PAINT
      LAW

29.   SMOKE
      DETECTORS

30.   ADDITIONAL                 The initialed riders, if any, attached hereto, are incorporated
      PROVISIONS                 herein by reference.

                                 SEE RIDER TO PURCHASE AND SALE AGREEMENT HERETO ANNEXED CONTAINING
                                 PARAGRAPHS 31-40.

  FOR RESIDENTIAL PROPERTY CONSTRUCTED PRIOR TO 1978, BUYER MUST ALSO HAVE SIGNED
           LEAD PAINT "PROPERTY TRANSFER NOTIFICATION CERTIFICATION"
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NOTICE:  This is a legal  document  that  creates  binding  obligations.  If not understood, consult an attorney.


                                                  /s/James Leonard Trustee
- --------------------------                        -----------------------------
SELLER (or spouse)                                SELLER  JAMES LEONARD, TRUSTEE
                                                  C.W.B. REALTY TRUST

- --------------------------                        -----------------------------
BUYER                                             BUYER
                                                  BOSTON BIOMEDICA, INC.

                    Broker(s)             BY: /s/Richard T. Shumacher, President


                        EXTENSION OF TIME FOR PERFORMANCE
                                                             Date _____________

   The time for the performance of the foregoing agreement is extended until __
________ o'clock _____  M. on the ___________________  day of__________________
19 ______ time still being of the essence of this agreement as extended. In all other respects, this agreement is hereby ratified and confirmed.
   This extension, executed in multiple counterparts, is intended to take effect as a sealed instrument

- -----------------------------------          ----------------------------------
SELLER (or spouse)                                            SELLER

- -----------------------------------          ----------------------------------
BUYER                                                         BUYER
     ---------------------------------------------------------------------
                                    Broker(s)







     RIDER TO PURCHASE AND SALE AGREEMENT BETWEEN JAMES LEONARD, TRUSTEE, C.W.B.
REALTY TRUST,  SELLER,  AND BOSTON  BIOMEDICA,  INC., BUYER, WITH RESPECT TO THE
PREMISES AT 375 WEST STREET,  WEST  BRIDGEWATER,  MA AND 80 MANLEY STREET,  WEST
BRIDGEWATER, MA

31. COMPLIANCE WITH TITLE REQUIREMENTS: Without limiting any other provisions of this Agreement, the Premises shall not be considered to be in compliance with the provisions of this Agreement with respect to title unless:

       (a) All structures and improvements on the Premises, including driveways, garages, cesspools, leach field, etc. (but not limited thereto) and all means of access to the premises shall be wholly within the lot lines of said premises and shall not encroach upon or under any property not within said lot lines;

       (b) No building, structure, improvement, way or property of any kind encroaches upon or under said Premises from any other premises;

       (c) Title to said Premises is insurable, for the benefit of Buyer by a title insurance company in a fee owner's title insurance policy, at normal applicable premium rates, in the American Land Title Association form currently in use, subject only to those printed exceptions normally included in said policy; and

       (d) Said Premises abut a public way, duly laid out and/or accepted as such by the town or city in which said premises are located.

  32. HAZARDOUS WASTE:
      ---------------

       (a) The Seller's Lender has had a hazardous waste site inspection and assessment performed on the Premises by a qualified environmental engineer indicating that no hazardous waste is present on the premises, a copy of which report will be furnished to the Buyer.

       (b) Buyer agrees that if any additional testing is required by its lending institution, that it will be done at the Buyer's sole expense. Copies of all test results will be furnished to the Seller.

       (c) Should any evidence of oil, hazardous waste or hazardous materials as defined by Massachusetts General Law, Chapter 21E, be found in, upon or under the premises to be purchased then this Agreement shall be null and void and all deposits returned.

33. NOTICES: All notices under this Agreement shall be in writing and shall be delivered personally or shall be sent by U.S. Post Office, Express Mail, Federal
Express, return receipt requested, addressed as follows:









TO SELLERS:          JAMES LEONARD, TRUSTEE
                     C.W.B. REALTY TRUST
                     80 Manley Street
                     West Bridgewater, MA 02379

With a copy to:      JAMES M. BURKE, ESQUIRE
                     48 North Pearl Street
                     Brockton, MA 02401


TO BUYER:            KEVIN W. QUINLAN, SR. VICE PRESIDENT
                     CHIEF FINANCIAL OFFICER
                     BOSTON BIOMEDICA, INC.
                     375 West Street
                     West Bridgewater, MA 02379

With a copy to:      HOWARD L. LEVIN, ESQUIRE
                     BROWN RUDNICK FREED & GESMER
                     ONE FINANCIAL CENTER
                     BOSTON, MA 02111


34. RIGHT OF ENTRY PRIOR TO CLOSING: Upon reasonable prior notice to the Seller, the Buyer may, enter and inspect the premises.

35. AFFIDAVITS: Seller agrees to execute at the time of closing customary affidavits or other documents required by the title insurance company insuring title to the Premises as may be necessary to delete the standard exceptions for mechanic's liens, and for claims of tenants. Seller agrees to execute such affidavits required by Section 1445 of the Internal Revenue Code.

  36. SELLER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS:

  36.1 Seller hereby represents, warrants and covenants as follows:

        (a)  No  written  notice  or  written   communication,   not  heretofore
rectified,  has been received by Seller (or its  management  agent) from (A) any public  authority  that (i) the  Premises  are not zoned for  their  present  or intended use or (ii) there  exists with  respect to the  Premises any  condition which violates any municipal,  state or federal law, rule or regulation,  or (B)
any insurance carrier of the Premises regarding any dangerous,  illegal or other condition requiring any corrective action;

         (b) The Premises are not subject to any service, management or maintenance contracts and are not the subject of any outstanding agreements with any party pursuant to which any such party may acquire any interest in the Premises, other than the right of occupancy as set forth in any lease of a portion of the Premises;










     (c) Seller has received no written notice of taking, condemnation or assessment, actual or proposed, with respect to the Premises;

     (d) Seller has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and the persons executing this Agreement on behalf of Seller are duly authorized to execute, on behalf of Seller, this Agreement, and other instruments or documents reasonably necessary to effect the transactions contemplated by this Agreement;

     (e) Between the date hereof and the Closing Date, Seller shall not sell, transfer or, convey or further mortgage the Premises, or any part thereof;

     (f) There are no assessments for public improvements presently affecting the Premises of which Seller has knowledge;

     (g) All certificates of occupancy required for the lawful operation of the Premises have been issued and are in full force and effect.

36.2 Except as otherwise herein provided, the representations and warranties contained in Paragraph 36.1 and elsewhere in this Agreement, refer to the date of execution of this Agreement except as otherwise therein provided. Seller will promptly notify Buyer of any change in facts which would make any such representation or warranty materially untrue if such state of facts had existed on the date of execution of this Agreement. Unless Buyer waives such changed facts, (whether or not informed thereof by Seller) or Seller rectified the same to Buyer's satisfaction, Buyer's sole remedy shall be to terminate this Agreement and receive back his deposits together with any earnings thereon.

37. ZONING: This Agreement is contingent on the securing of a Special Permit from the Town of West Bridgewater to allow manufacturing at the property at 80
Manley Street and 375 West Street, West Bridgewater, MA, to which all appeal periods have expired.

38. MORTGAGE CONTINGENCY CLAUSE: This agreement is contingent upon the Buyer's securing mortgage financing from Bank of Boston in an amount of $750,000.00.

39. CAPTIONS: The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions thereof.

40. MISCELLANEOUS:

       The Seller shall, if available, provide to the Buyer a copy of all existing Title policies including schedule prior to the closing and agrees to cooperate to the extend possible in the issuance of an owner's policy of insurance in the Buyer's name at closing.



SELLER:                                   BUYER:
                                          BOSTON BIOMEDICA, INC.

/s/James Leonard, Trustee                 BY:/s/Richard T. Shumacher, President
- -------------------------                    ----------------------------------
JAMES LEONARD, TRUSTEE
C.W.B. REALTY TRUST









                                 QUITCLAIM DEED

JAMES LEONARD, TRUSTEE, C.W.B. REALTY TRUST u/d/t dated March 21, 1988, recorded at Plymouth County Registry of Deeds at Book 8406, Page 168

of Manley Street, West Bridgewater, Plymouth County, Massachusetts

in consideration of EIGHT HUNDRED FIFTY THOUSAND ($850,000.00) DOLLARS

grants to BOSTON BIOMEDICA, INC., a Massachusetts corporation with a usual place of business at 375 West Street, West Bridgewater, MA 02379 with quitclaim covenants

the land with buildings thereon located at 375 West Street and 80 Manley Street, West Bridgewater, Plymouth County, Massachusetts, more particularly described as follows:

PARCEL I - 375 WEST STREET, WEST BRIDGEWATER, MA

The land in West Bridgewater, Plymouth County, Massachusetts, on the northerly side of West Street and the westerly side of Manley Street, shown as Lot 1A on a plan entitled, "Plan of land in West Bridgewater, Mass., owned by C.W.B.
Contractors,  Inc.,  June 11, 1985" said plan being recorded in Plymouth  County
Registry of Deeds in Plan Book 26, Page 260.

Being the same  premises  conveyed  by deed  dated  April 22,  1988 from  C.W.B.
Contractors, Inc. and duly recorded with Plymouth County Registry of Deeds at Book 8406, Page 180.

PARCEL II - 80 MANLEY STREET, WEST BRIDGEWATER, MA

The land in West Bridgewater, Plymouth County, Massachusetts on the northerly side of West Street and the westerly side of Manley Street as shown as Lot 2A on a plan entitled, "Plan of Land in West Bridgewater, Mass. owned by C.W.B.
Contractors,  Inc.,  June 11, 1985" said plan being recorded in Plymouth  County
Registry of Deeds in Plan Book 26, Page 260.

Being the same  premises  conveyed  by deed  dated  April 22,  1988 from  C.W.B.
Contractors,  Inc.,  and recorded at Plymouth  County  Registry of Deeds at Book
8406, Page 180.

Executed as a sealed instrument this llth day of December, 1995.


                                                   /s/JAMES LEONARD, TRUSTEE
- ------------------------                           ---------------------------
                                                   JAMES LEONARD, TRUSTEE
                                                   C.W.B. REALTY TRUST


                          COMMONWEALTH OF MASSACHUSETTS
Suffolk, SS                                                    December 11, 1995

      Then personally  appeared the above named JAMES LEONARD,  TRUSTEE,  C.W.B.
REALTY TRUST, and acknowledged the foregoing instrument to be his free act and deed, before me,


                                                  /s/ Signature Unreadable
                                                 ------------------------
                                                 Notary Public
                                                 My commission expires: 3/22/96


RETURN TO:











                              WARRANTY BILL OF SALE

     KNOW ALL MEN BY THESE  PRESENTS,  that  James  Leonard,  Trustee  of C.W.B.
Realty  Trust,  with a  usual  place  of  business  at 80  Manley  Street,  West
Bridgewater,  MA, in  consideration  of the sum of Eight Hundred Fifty  Thousand
($850,000.00)  Dollars to us paid by Boston  Biomedica,  Inc.,  a  Massachusetts
Corporation  with  its  usual  place  of  business  at  375  West  Street,  West
Bridgewater, MA, the receipt of which is hereby acknowledged, do hereby grant, sell, transfer, assign and deliver unto the said Boston Biomedica, Inc., all the right, title and interest in and to all equipment, fixtures and property used in connection with the property located at 80 Manley Street and 375 West Street, West Bridgewater, MA, the Trustee's interest in said property being that of a 100% owner.

       To have and to hold all and singular the said goods and chattels unto the said Boston Biomedica, Inc., their heirs, administrators, successors and assigns to their own use and behalf forever.

       The Trustee hereby warrants that he is the sole and only Trustee of the Trust and has full power and authority to sign on behalf of the Trust and that the Trust has good right to sell the same as aforesaid.

       Witness my hand and seal this   11    day of  December, 1995




/s/Signature Unreadable                             /s/James Leonard, Trustee
- -----------------------                             --------------------------
WITNESS                                             JAMES LEONARD, TRUSTEE
                                                    C.W.B. REALTY TRUST